                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 25, 2003
                        (Date of earliest event reported)

                       FIRST HORIZON ASSET SECURITIES INC.

             (Exact name of Registrant as specified in its charter)

        Delaware                     333-100663                  75-2808384
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)

             4000 Horizon Way
              Irving, Texas                                        75063
(Address of Principal executive offices)                         (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.  Other Events.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the "Commission") on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 31, 2002 and the related Prospectus Supplement dated February 25, 2003 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2003-2 (the "Offered Securities").

     The Registrant is filing this Current Report on Form 8-K to file the supplemental tax opinion of Andrews & Kurth L.L.P. as Exhibit 8.2 to the Registration Statement and the related consent as Exhibit 24.2.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

         Exhibit No.  Description
         -----------  -----------

             8.2      Supplemental Tax Opinion of Andrews & Kurth L.L.P.

            24.2 Consent of Andrews & Kurth L.L.P. (contained in the opinion filed as Exhibit 8.2)

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRST HORIZON ASSET SECURITIES INC.

February 25, 2003                            By:  /s/ Wade Walker
                                                --------------------------------
                                                  Wade Walker
                                                  Senior Vice President - Asset
                                                  Securitization